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ANCHOR NATIONAL                             NEW BUSINESS DOCUMENTS              OVERNIGHT WITH CHECKS
LIFE INSURANCE COMPANY                      WITH CHECKS                         BONPC
1 SunAmerica Center                         P.O. Box 100330                     1111 Arroyo Parkway
Los Angeles, CA 90067-6022                  Pasadena, CA 91189-0001             Suite 150
                                            WITHOUT CHECKS                      Lock Box 10330
                                            P.O. Box 54299                      Pasadena, CA 91105
                                            Los Angeles, CA 90054-0299


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DEFERRED ANNUITY APPLICATION                                                            ANA-543 (6/00)
DO NOT USE HIGHLIGHTER.  Please print or type.
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A. OWNER
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Last Name                                                              First Name              Middle Initial

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Street Address

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City                                        State                               Zip Code

Mo.        Day           Year              / / M   / /  F                                                  (   )
------------------------------------       --------------            ---------------------                 ------------------------
Date of Birth                                   Sex                  SSN or TIN                            Telephone Number

JOINT OWNER:   (If Applicable)
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                                           Last Name                 First Name                Middle Initial

Mo.        Day           Year              / / M   / /  F                                                  (   )
------------------------------------       --------------      ---------------- -----------------------    ------------------------
Date of Birth                                   Sex            SSN              Relationship to Owner      Telephone Number

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B. ANNUITANT (Complete only if different from Owner)
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Last Name                                                              First Name              Middle Initial

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Street Address

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City                                                           State                 Zip Code


Mo.        Day           Year              / / M   / /  F                                      (   )
------------------------------------       --------------              -----------------       ------------------------------------
Date of Birth                                   Sex                    SSN                     Telephone Number

JOINT ANNUITANT (If Applicable):
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                                             Last Name                 First Name              Middle Initial

Mo.        Day           Year              / /  M  / /  F
------------------------------------       --------------              -----------------       ------------------------------------
Date of Birth                                   Sex                    SSN                     Telephone Number

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C.  REQUIRED ELECTION:  Owners must choose a Withdrawal Charge        D.  OPTIONAL ENHANCED DEATH BENEFIT: The optional benefit may
Period.  Once elected, this cannot be changed.  (Please see your      only be chosen at the time of application.  Optional death
financial representative and the prospectus for information about     benefits are offered as an enhancement to the standard Death
these options.)                                                       Benefit described in the prospectus. If an optional death
                                                                      benefit is not chosen, the standard death benefit will be
                                                                      paid. Once elected, the option cannot be terminated or
                                                                      changed.
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I.WITHDRAWAL CHARGE PERIOD                                            II. OPTIONAL ENHANCED DEATH BENEFIT
/ /      Option 1:  7 Years (with DCA Fixed Accounts)                 / /      [Purchase Payment Accumulation]
/ /      Option 2:  9 Years (with Payment Enhancement Provisions)     / /      [Maximum Anniversary Value]
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E. BENEFICIARY (Please list additional beneficiaries, if any, in the special instructions section)
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/X/ Primary
                          ---------------------------------------------------------------       ------------------    -------------
                           Last Name                 First Name                 M I              Relationship          Percentage

/ / Primary / / Contingent
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                           Last Name                 First Name                 M I              Relationship         Percentage

/ / Primary / / Contingent
                           ---------------------------------------------------------------       ------------------    -------------
                           Last Name                 First Name                 M I              Relationship         Percentage


ANA-543 (6/00)                                                1
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F. TYPE OF CONTRACT (If this is a transfer or 1035 Exchange, please complete form [SA2500RL] and submit it with this application)
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/ /  NON-QUALIFIED PLAN  (Minimum $5,000)                                   / /    QUALIFIED PLANS (MINIMUM $2,000)
                                                                  / / IRA  (tax year _________)       / /    IRA TRANSFER
                                                                  / / IRA ROLLOVER      / / ROTH IRA    / /  401(k)      / /  KEOGH
                                                                  / / SEP         / / 457          / / OTHER_______________

              / /  Check included with this application for $_______________________

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G. ANNUITY DATE: Date annuity payments ("income payments") begin. Must be at least 2 years after the Contract Date. Maximum annuitization age is the later of the Owner's age 90 or 10 years after Contract Date. NOTE: If left blank, the Annuity Date will default to the maximum for nonqualified and to 70 1/2 for qualified contracts.
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Month             Day               Year
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H. SPECIAL FEATURES (OPTIONAL)
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/ / SYSTEMATIC WITHDRAWAL: Include Form Number [SA-5550SW] with this application.
/ / PRINCIPAL ADVANTAGE: Check the appropriate fixed account below and specify the other allocations as percentages in section L.
    / / 1 Year Fixed    / / 3 Year MVA Fixed      / / 5 Year MVA Fixed       / / 7 Year MVA Fixed      / / 10 Year MVA Fixed
/ / AUTOMATIC ASSET REBALANCING: I request the accounts to be REBALANCED as designated in section L at the frequency initialed below:
   (Select only one)     __________ Monthly       ___________ Quarterly      __________Semiannually     ________Annually

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I. TELEPHONE TRANSFERS AUTHORIZATION
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I / / DO / / DO NOT authorize telephone transfers, subject to the conditions set forth below. If no election is made, the Company will assume that you do authorize telephone transfers. (North Dakota: If no election is made, the Company will assume you do NOT wish to authorize telephone transfers)
I authorize the Company to accept telephone instructions for transfers in any amount among investment options from anyone providing proper identification subject to restrictions and limitations contained in the Contract and related prospectus, if any. I understand that I bear the risk of loss in the event of a telephone instruction not authorized by me. The company will not be responsible for any losses resulting from unauthorized transactions if it follows reasonable procedures designed to verify the identity of the requestor and therefore, the Company will record telephone conversations containing transaction instructions, request personal identification information before acting upon telephone instructions and send written confirmation statements of transactions to the address of record.

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J. ADDITIONAL INSTRUCTIONS (Additional Beneficiaries, Transfer Company Information etc.)
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K. DISCLOSURE NOTICES
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FRAUD WARNING: Any Person who with intent to defraud or knowing that he is facilitating a fraud against an insurer, submits an application or files a claim containing a false or deceptive statement may be guilty of insurance fraud.

FOR APPLICANTS IN MAINE AND PENNSYLVANIA: FRAUD WARNING: Any person, who knowingly and with intent to defraud any insurance company or other person, files an application for insurance containing any materially false information or conceals, for the purpose of misleading, information concerning any fact hereto commits a fraudulent act, which is a crime and subjects such person to criminal and civil penalties.

FOR APPLICANTS IN FLORIDA: FRAUD WARNING: Any person who knowingly and with intent to injure, defraud, or deceive any insurer files a statement of claim or an application containing any false, incomplete, or misleading information is guilty of a felony of the third degree.

FOR APPLICANTS IN ARIZONA: Upon your written request, we will provide you within a reasonable period of time, reasonable, factual information regarding the benefits and provisions of the annuity contract for which you are applying. If for any reason you are not satisfied with the contract, you may return the contract within ten days after you receive it. If the contract you are applying for is a variable annuity, you will receive an amount equal to the sum of (1) the difference between the premiums paid and the amounts allocated to any account under the contract and (2) the Contract Value on the date the returned contract is received by our company or agent.

FOR APPLICANTS IN TEXAS: FRAUD WARNING: Any Person who with intent to defraud or knowing that he is facilitating a fraud against an insurer, submits an application or files a claim containing a false or deceptive statement may be guilty of fraud.


ANA-543 (6/00)                                                2
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                                                     Page 3 of 3                                                     ANA-543 (6/00)

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L. INVESTMENT & DCA INSTRUCTIONS: (Allocations must be expressed in whole percentages and total allocation must equal 100%)
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PAYMENT       DCA TARGET
ALLOCATIONS   ALLOCATIONS      PORTFOLIO                      FIXED ACCOUNT OPTIONS

STRATEGIES                                                    NON-MVA FIXED OPTION
_________%      ______%    Growth Strategy                    _______% 1 yr.
_________%      ______%    Moderate Growth Strategy
_________%      ______%    Balanced Growth Strategy           MVA FIXED OPTIONS
_________%      ______%    Conservative Growth Strategy       ________% 3 yr.
                                                              ________% 5 yr
PORTFOLIOS                                                    ________% 7 yr.
_________%      ______%    Large Cap Growth Portfolio         ________% 10 yr.
_________%      ______%    Large Cap Composite Portfolio
_________%      ______%    Large Cap Value Portfolio
_________%      ______%    Mid Cap Growth Portfolio
_________%      ______%    Mid Cap Value Portfolio            DCA OPTIONS AND PROGRAM*      *These DCA Options are only available if
_________%      ______%    Small Cap Portfolio                                              Option 1 (the 7 year withdrawal charge
_________%      ______%    International Equity Portfolio     ________% 6 Month DCA Account period) in Section C was selected.
_________%      ______%    Diversified Equity Portfolio       (Monthly DCA Only)            The DCA Program will begin 30 days (if
_________%      ______%    Cash Management Portfolio                                        monthly) or 90 days (if quarterly) from
                                                                                            the date of deposit. Please indicate the
                                                                                            target account(s) in the spaces provided
                                                                                            to the left.  The total must equal 100%.
                                                                                            The minimum transfer amount in $100.
FOCUSED                                                       ________% 1 yr. DCA Account   We reserve the right to adjust the
PORTFOLIOS                                                    Frequency (Select one below)  number of transfers in order to meet the
_________%      ______%    Focus Growth Portfolio             / / Monthly / / Quarterly     minimum transfer amount.

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M. STATEMENT OF OWNER
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Will this Contract replace an existing life insurance or annuity contract. / / Yes / / No (If yes, please attached transfer forms, replacement forms and indicate the name and contract number of the issuing company below.)
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Company Name                                                                            Contract Number

I hereby represent my answers to the above questions to be correct and true to the best of my knowledge and belief and agree that this Deferred Annuity Application Form shall be a part of any Contract issued by the Company. I VERIFY MY UNDERSTANDING THAT THE
VALUE OF PURCHASE PAYMENTS DIRECTED INTO THE VARIABLE INVESTMENT OPTIONS ARE VARIABLE AND NOT GUARANTEED AS TO DOLLAR AMOUNT. IF
THE RETURN OF PURCHASE PAYMENTS IS REQUIRED UNDER THE RIGHT TO EXAMINE PROVISION OF THE CONTRACT, I UNDERSTAND THAT THE COMPANY
RESERVES THE RIGHT TO ALLOCATE MY PURCHASE PAYMENT(S) AND ANY INITIAL PAYMENT ENHANCEMENT(S), IF APPLICABLE, TO THE CASH MANAGEMENT
PORTFOLIO UNTIL THE END OF THE RIGHT TO EXAMINE PERIOD. I FURTHER UNDERSTAND THAT AT THE END OF THE RIGHT TO EXAMINE PERIOD, THE
COMPANY WILL ALLOCATE MY FUNDS ACCORDING TO MY INVESTMENT INSTRUCTIONS. I UNDERSTAND THAT ALL PAYMENTS AND VALUES BASED ON THE
MULTI-YEAR FIXED ACCOUNT OPTIONS ARE SUBJECT TO A MARKET VALUE ADJUSTMENT FORMULA, WHICH MAY RESULT IN UPWARD AND DOWNWARD
ADJUSTMENTS IN AMOUNTS AVAILABLE FOR WITHDRAWAL. I UNDERSTAND THE TERMS OF THE WITHDRAWAL CHARGE PERIOD THAT I SELECTED. I
ACKNOWLEDGE RECEIPT OF THE CURRENT PROSPECTUSES FOR [SEASONS SELECT], INCLUDING THE [SEASONS SERIES TRUST] PROSPECTUSES. I HAVE
READ THEM CAREFULLY AND UNDERSTAND THEIR CONTENTS. I FURTHER VERIFY MY UNDERSTANDING THAT THIS VARIABLE ANNUITY IS SUITABLE TO MY
OBJECTIVES AND NEEDS.

Signed at
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         City                                        State                                       Date

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Owner's Signature                                                      Joint Owner's Signature (If Applicable)

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Registered Representative's Signature

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N. LICENSED/REGISTERED REPRESENTATIVE INFORMATION
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Will this Contract replace in whole or in part any existing life insurance or annuity contract?     / /  Yes      / /  No

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Printed Name of Registered Representative                                       Social Security Number

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Representative's Street Address                               City                      State                        Zip

                                                     (   )
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Broker/Dealer Firm Name                              Representative's Phone Number               Agent's License    ID Number

/ / Option 1  / / Option 2   / / Option 3  / / Option 4    (Check your home office for availability)

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FOR OFFICE USE ONLY

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ANA-543 (6/00)                                                3